SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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NovaRay Medical, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MARC C. WHYTE

President and Chief Executive Officer

April 28, 2009

To our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of NovaRay Medical, Inc., to be held on Thursday, June 4, 2009, at 10:00 a.m. at NovaRay Medical, Inc., 39655 Eureka Drive, Newark, California 94560.

Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. Although you may vote in person at the Annual Meeting, you may also vote by mailing a proxy card. Voting by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

NovaRay values the participation of its stockholders. Your vote is an important part of our system of corporate governance and I strongly encourage you to participate.

Thank you for your prompt response.

Sincerely,

/s/ Marc C. Whyte
Marc C. Whyte
President and Chief Executive Officer

Notice of

Annual Stockholders’ Meeting

To be held on June 4, 2009

YOUR VOTE IS IMPORTANT

NovaRay Medical, Inc. (the “Company”) will hold its 2009 Annual Meeting of Stockholders as follows:

Thursday, June 4, 2009

10:00 A.M. local time

NovaRay Medical, Inc.

39655 Eureka Drive

Newark, California 94560

At the meeting, stockholders of record will vote on the following matters:

(i)	the election of seven Company directors;

(ii)	the ratification of the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2009; and

(iii)	such other business as may properly come before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

You can vote two different ways. You can vote by attending the meeting and voting in person or by submitting the enclosed proxy card. Stockholders of record at the close of business on April 17, 2009 (the “Record Date”) are entitled to vote. On the Record Date, 9,767,853 shares of the Company’s common stock were outstanding. Each share entitles the holder to one vote. Cumulative voting is not permitted for the election of directors.

The Board of Directors of the Company (the “Board”) asks you to vote in favor of each of the proposals. This proxy statement provides you with detailed information about each proposal. We are also using this proxy statement to discuss our corporate governance and compensation practices and philosophies.

We encourage you to read this proxy statement carefully. In addition, you may obtain information about the Company from the Annual Report on Form 10-K included with this mailing and from documents that we have filed with the Securities and Exchange Commission (the “SEC”).

You may revoke your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may revoke your proxy instructions by granting a new proxy bearing a later date (that automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically request it to be revoked. For shares held beneficially by you, you may revoke your proxy instructions by submitting new voting instructions to your broker or nominee.

This proxy statement and the accompanying proxy card are being distributed on or about April 28, 2009.

Proxy Statement

Annual Stockholders’ Meeting

June 4, 2009

Introduction

The Board of Directors is soliciting proxies for use at the 2009 Annual Meeting of Stockholders to be held on June 4, 2009, at 10 a.m. local time, and at any adjournments or postponement thereof (the “Annual Meeting”). The Annual Meeting will be held at the principal executive offices of NovaRay Medical, Inc., located at 39655 Eureka Drive, Newark California 94560. In this proxy statement, “we” “us” and the “Company” refer to NovaRay Medical, Inc., a Delaware corporation.

This proxy statement, the accompanying proxy card and the Annual Report on Form 10-K for the fiscal year ended on December 31, 2008, are being distributed or otherwise made available beginning on or about April 28, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 4, 2009

The proxy statement and annual report to the stockholders are available at www.novaraymedical.com/novaRay/proxy.

To request a copy of the proxy materials for the Annual Meeting, including this proxy statement, the annual report on Form 10-K and form of proxy for the Annual Meeting in print or electronic form, please contact us at www.novaraymedical.com. You may also contact us to elect to receive all future proxy materials in print or electronic form.

Record Date and Quorum

Each Stockholder of record at the close business on April 17, 2009, is entitled to one vote for each share then held on each matter submitted to a vote of stockholders. The presence in person or by proxy of the holders of at least a majority of the issued and outstanding common stock of the Company (the ‘Common Stock”) will constitute a quorum. As of the record date, there were 9,767,853 shares of Common Stock outstanding. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for the purpose of determining the presence of a quorum.

How to Vote

You may vote by ballot in person at the Annual Meting or by submitting the enclosed proxy card. If you choose to vote by proxy, please complete, sign and date the proxy card and return it in the self-addressed envelope provided or return it to NovaRay Medical, Inc., Attention: Corporate Secretary, 39655 Eureka Drive, Newark, California 94560. If you choose to attend the Annual Meeting in person, you will be required to present a valid government-issued photo identification at the door to be admitted. If you hold your shares in a brokerage account, a bank or other holder of record, you will also need to present a copy of your brokerage account statement reflecting your ownership of the Common Stock as of the close of business on April 17, 2009. If you wish to revoke your proxy, you may do so at any point prior to the vote at the Annual Meeting by executing a new proxy bearing a later date and delivering the proxy to the Corporate Secretary at the address above, or by attending the meeting and voting in person. If you choose to attend the meeting in person you must specifically request that your proxy be revoked. For shares that you beneficially own, you must submit a new voting instruction to your broker or nominee.

How Votes are Counted

In the election of directors (Proposal One), you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. The election of directors is by plurality vote, and the candidates receiving the highest number of affirmative votes will be elected. Abstentions and broker “non-votes” are not counted for purposes of determining the number of votes cast with respect to the election of directors.

In accordance with our Bylaws, the affirmative vote of a majority of the votes duly cast is required to ratify the appointment of BDO Siedman LLP as the Company’s independent registered public accounting firm (Proposal Two). Abstentions and broker non-votes are not deemed to be votes cast, and therefore are not included in the tabulation of the voting results on this proposal.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Stockholder Proposals

As a stockholder, you may submit proposals for consideration at future stockholder meetings. Pursuant to Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order for a stockholder proposal to be considered for inclusion in our proxy statement for the 2010 annual meeting, the written proposal must be received by us no later than January 5, 2010. These proposals also will need to comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If a shareholder proposal is submitted outside of the processes set forth in Rule 14a-8(e), the proxy solicited in connection with our 2010 annual meeting may confer discretionary authority on any matters submitted after March 14, 2010 in accordance with Rule 14a-4(c)(1) under the Exchange Act.

Solicitation of Proxies

We are soliciting your proxy for the Annual Meeting of Stockholders to take place on Thursday, June 4, 2009. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for the solicitation activities.

A copy of the Annual Report on Form 10-K, which includes financial statements,

is being mailed with this Proxy Statement.

You may receive an additional copy of these documents at no charge upon request directed to:

NovaRay Investor Relations

39655 Eureka Drive, Newark, California 94560

telephone: (510) 619-9200; email: investors@novaraymedical.com

Financial reports may also be accessed on our Web site at www.novaraymedical.com.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is currently comprised of seven directors. At the recommendation of our Governance and Nominating Committee, our Board has selected the nominees listed below to serve as directors for the one-year term beginning at the Annual Meeting on June 4, 2009 or until their successors, if any, are elected or appointed. Each of the director nominees has served as a director since December 2007 except for David Foster who has served as a director since September 2008. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next annual meeting and until their respective successors are elected or until the earlier of their resignation or removal. There are no family relationships among the Company’s executive officers and directors.

Vote Required

In the election of directors, the seven persons receiving the highest number of “FOR” votes will be elected.

The Board of Directors recommends a vote “FOR” the nominees listed below.

Information about Nominees

Name	Principal Occupation and Business Experience
DAVID DANTZKER, M.D.	Dr. Dantzker has been a member of the Board of Directors since December 2007. Dr. Dantzker has been a Partner at Wheatley MedTech Partners LP, a private equity fund, since January 2001. He manages Wheatley’s Life Science and Healthcare investments. He has served on the faculty and in leadership positions of four major research-oriented medical schools, and has authored or co-authored 130 research papers and five textbooks. Dr. Dantzker was President of North Shore-LIJ Health System, one of the largest academic health care systems in the country, with annual revenue of over $3 billion. He also co-founded the North Shore-LIJ Research Institute to direct and coordinate basic science research for the North Shore-LIJ Health System. He is past Chair of the American Board of Internal Medicine, the largest physician certifying board in the United States. Dr. Dantzker holds a B.A. in Biology from New York University, and received his M.D. from the State University of New York at Buffalo School of Medicine. Dr. Dantzker sits on the boards of several Wheatley MedTech portfolio companies including Neuro Hitech, Comprehensive Neurosciences and Advanced BioHealing.

DAVID J. FOSTER	Mr. Foster has been a member of the Board of Directors since September 2008. He has been an Executive Vice President and Chief Financial Officer of diaDexus, Inc., a private medical technology company since February 2007. From July 2005 to January 2007, Mr. Foster was a consultant for various life sciences companies. From April 2002 to June 2005, he was the Senior Vice President and Chief Financial Officer of Argonaut Technologies, Inc., a public life sciences instrument company. From December 1997 to October 2001, he was the Chief Executive Officer of Cohesion Technologies, Inc., a public medical technology company. Prior to that position, he held numerous positions at Collagen Corporation including General Manager, Senior Vice President, Chief Financial Officer and Vice President, Finance and Administration. He

Name	Principal Occupation and Business Experience
has served on the board of directors of numerous public and private companies including Cohesion Technologies, Inc., Innovasive Devices, Inc. and Pharming, N.V. Mr. Foster holds a B.S. in Mechanical Engineering and an M.B.A. from the University of California, Berkeley.

GEORGE J.M. HERSBACH	Mr. Hersbach has been a member of the Board of Directors since December 2007. Mr. Hersbach is the Founder, Chairman and CEO of Heartstream Group since July 2002, an investment corporation which specializes in the financing of innovative companies (healthcare, cleantech, and technology). Mr. Hersbach is a director on several boards, including Theolia (France), EU’s Enterprise Policy for SME’s (of the European Commission, Belgium), and is an advisor to the boards of several companies. Prior to his current position, from February 1993 to July 2002, he was President and CEO of Pharming Group, a publicly traded biopharmaceutical company. Mr. Hersbach holds a Master of Science (cum laude) in Chemical Technology from the University of Technology of Delft, Netherlands, and a European Engineering diploma from FEANI in Paris, France.

JACK E. PRICE	Mr. Price has been a member of the Board of Directors since December 2007. Mr. Price served as the Company’s President and Chief Executive Officer from December 2007 to February 2009. He was also President of NovaRay, Inc. from October 2006 to December 2008. Mr. Price also serves on the board of directors for Health Systems Solutions. From December 2003 to July 2006, Mr. Price was President and CEO of VSM Med Tech Ltd., a publicly traded medical imaging company. Prior to that, Mr. Price was President and CEO of Philips Medical Systems, North America, from September 1996 to June 2003. During that time, he was responsible for four major acquisitions, including Hewlett-Packard’s Agilent Healthcare Solutions Group and Marconi Medical Systems (formerly Picker International). Mr. Price’s career also includes five years with GE Medical Systems, where he held positions including the General Manager of Global X-Ray Business, and Vice President of Marketing for Europe, the Middle East, and Africa. Mr. Price was at Philips for a total of 32 years in various roles within the medical imaging division.

EDWARD G. SOLOMON	Mr. Solomon has been a member of the Board of Directors and the Chief Technology Officer of NovaRay Medical, Inc. since December 2007. Mr. Solomon co-founded NovaRay, Inc. in June 2005. Mr. Solomon has over 25 years experience in the development and commercialization of technology in venture-financed companies in Silicon Valley. Mr. Solomon has been a co-founder and director of Triple Ring Technologies, Inc., a contract research and development company, since February 2005. Mr. Solomon worked at NexRay, Inc. from 1993 to December 2004 and was responsible for developing the architecture and much of the intellectual property in the cardiac catheterization imaging system, now owned by the Company. Mr. Solomon holds B.S. and M.S. degrees in Electrical Engineering from the University of Cape Town and an M.S. from the Stanford Graduate School of Business.

MARC C. WHYTE	Mr. Whyte has been a member of the Board of Directors since December 2007. He has been the Company’s President and Chief Executive Officer since March 2009. Prior to this, Mr. Whyte served as Chief Operating

Name	Principal Occupation and Business Experience
Officer from December 2007 to March 2009 and Chief Financial Officer from December 2007 to December 2008. Mr. Whyte co-founded NovaRay, Inc. in June 2005 and was Chief Executive Officer from June 2005 to December 2007. Mr. Whyte has been Chairman of Triple Ring Technologies, Inc. since February 2005. From 1992 to June 2005, Mr. Whyte held the positions of Chief Financial Officer, President and Chief Executive Officer of NexRay, Inc., previously known as Cardiac Mariners Inc. Previously, Mr. Whyte was President and Chief Executive Officer of Engine Parts Corporation, a privately held company specializing in the re-manufacturing of automotive engines.

LYNDA L. WIJCIK	Ms. Wijcik has been a member of the Board of Directors since December 2007 and currently serves as its chairperson. Ms. Wijcik is Managing Partner of BioBridge LLC, a consulting group, and currently serves on the board of directors for Gyrasol, Origen Therapeutics, United Systems and Access. From January 1995 to September 2006, Ms. Wijcik consulted, invested and assisted companies in financing as a managing partner of her consulting firm BioBridge Associates. In October 2006, BioBridge LLC was formed by Ms. Wijcik and her husband to make investments. Ms. Wijcik has a background in cancer and genetic disease research at the University of British Columbia, the Hospital for Sick Children in Toronto, Canada, and the Memorial Sloan Kettering Cancer Center in New York. Over the past few years, she has assisted in growing two biotech companies, Metra Biosystems (acquired by Quidel) and Connetics (acquired by Steifel Laboratories). At both these companies, she was part of the founding team, helping them to obtain venture capital funding, and was Vice President of Marketing and Vice President of Business Development, respectively. She is a Director of Origen Therapeutics, Gyrasol and United Systems Access, a telecommunications company. She received her B.Sc. degree from Simon Fraser University (Canada).

Board Meetings and Committees

During the fiscal year ended December 31, 2008, the Board held 7 meetings. All directors are expected to attend each meeting of the Board and the committees on which he or she serves as well as the annual stockholders’ meeting. In 2008, each director attended the 2008 Annual Stockholders’ Meeting. During the fiscal year ended December 31, 2008, all directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board (held during the period for which that person has been a director and the total number of meetings held by all committees of the Board on which that person served (during the periods that person served) . We currently have three Board committees: Audit, Compensation, and Governance and Nominating. The Governance and Nominating Committee was established in April 2008. The Audit Committee and the Compensation Committee were established in May 2008. Each member of the Audit, Compensation, and Governance and Nominating Committees is independent as defined by Nasdaq Marketplace Rule 5605(a)(2). Each committee has a written charter that has been approved by the Board. The members of each committee are identified in the following table and the function of each committee is described below.

Name of Director	Independent	Audit	Compensation	Governance and Nominating
David Dantzker, M.D.	Yes	X	X	Chair
David J. Foster	Yes	Chair
George J.M. Hersbach	Yes	X	X	X
Jack E. Price	No
Edward G. Solomon	No
Marc C. Whyte	No
Lynda L. Wijcik	Yes		Chair	X
Number of Meetings Held in Fiscal Year Ended December 31, 2008		3	3	1

On occasion, the Board may appoint special committees or designate directors to undertake special assignments on behalf of the Board.

Audit Committee

The Audit Committee was established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and is composed of three directors, each of whom is independent as defined by Nasdaq Marketplace Rule 5605(a)(2). The Board has determined that David J. Foster is an “audit committee financial expert” as defined under applicable SEC rules. The responsibilities of the Audit Committee include overseeing the Company’s accounting and financial reporting processes, appointing and supervising an independent registered public accounting firm, reviewing the Company’s audits, meeting with management regarding internal controls and taking any other such action as the Audit Committee deems necessary and appropriate to fulfill the purposes and intent of the charter of the Audit Committee.

For additional information relating to the Audit Committee, see the Audit Committee Charter, which is available under our “Investors” page on our Web site at www.novaraymedical.com.

REPORT OF THE AUDIT COMMITTEE

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting, internal controls, and audit functions. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements; accounting and financial reporting principles; internal controls; and procedures designed to reasonably assure compliance with accounting standards, applicable laws, and regulations.

BDO Seidman LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). In accordance with law, the Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing the Company’s independent audit firm. The Audit Committee has the authority to engage its own outside advisers, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel, and direction to management and to the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

The Audit Committee has an agenda for the year that includes reviewing the Company’s financial statements, internal control over financial reporting, and audit matters. The Audit Committee meets at least each quarter with BDO Seidman, LLP and management to review the Company’s interim financial results. Management’s and the independent audit firm’s presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant financial impact and/or are the subject of discussions between management and the independent audit firm. In accordance with law, the Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent audit firm can be retained to perform non-audit services. The Company’s independent audit firm has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent audit firm and management that firm’s independence.

In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by BDO Seidman LLP. Pre-approval includes audit services, audit-related services, tax services, and other services.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ending December 31, 2008 with management and BDO Seidman, LLP. Management represented to the Audit Committee that the Company’s audited financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has discussed with BDO Seidman LLP the matters required to be discussed with the independent registered public accounting firm by the statement on Auditing Standards No. 61, as amended, as adopted by Public Company Accounting Oversight Board Rule 3200T

regarding “Communication with Audit Committees.” This review included a discussion with management of the quality, not merely the acceptability, of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in the Company’s financial statements, including the disclosures related to critical accounting estimates.

Based on these reviews and discussions, and the reports of BDO Seidman LLP, the Audit Committee has recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Audit Committee as of April 24, 2009
David J. Foster, Chairman
David Dantzker
George J.M. Hersbach

Compensation Committee

The Compensation Committee is composed of three directors, each of whom is independent as defined by Nasdaq Marketplace Rule 5605(a)(2). The Committee assists the Board in discharging its responsibilities relating to compensation including reviews and approvals of salaries and other matters relating to executive compensation, and administration of the Company’s stock incentive plans. The Committee may form and delegate authority to subcommittees when appropriate pursuant to its charter. The Committee is empowered to engage independent legal, accounting and other advisors, as it determines necessary to carry out its duties.

The Compensation Committee is responsible for annually reviewing and approving the compensation of the Company’s directors and executive officers, including the Chief Executive Officer. In setting the compensation of the Company’s Chief Executive Officer, the Compensation Committee considers such factors as the achievement of the Company’s corporate goals and objectives, the Chief Executive Officer’s performance against such goals and objectives, historic compensation and the compensation of other chief executive officers at comparable companies. The Compensation Committee annually reviews and approves the components of the compensation of all other executive officers, including annual base salaries, annual incentive compensation, long-term compensation and employment agreements, severance agreements and change in control agreements as appropriate.

The Compensation Committee reviews and recommends director compensation to the Board for approval, including compensation to be paid for service on the Board as well as membership on the Board committees. The process of setting director compensation is intended to ensure that no individual director or any of his subordinates is involved with deciding his own individual compensation without the involvement of other directors. While the Compensation Committee has the authority engage compensation consultants to assist in its duties, no compensation consultants were engaged in the fiscal year ended December 31, 2008.

For additional information relating to the Compensation Committee, see the Compensation Committee Charter, which is available under our “Investors” page on our Web site at www.novaraymedical.com.

Governance and Nominating Committee

The Governance and Nominating Committee is composed of three directors, each of whom is independent as defined by Nasdaq Marketplace Rule 5605(a)(2). This Committee assists the Board in establishing, overseeing and maintaining corporate governance processes and selecting nominees for election to the Board. The Governance and Nominating Committee also assists the Board regarding the identification of qualified candidates to become Board members; the selection of, or recommendation that the Board select, nominees for election as directors at the next annual or special meeting of stockholders at which directors are to be elected; the selection of, or recommendation that the Board select, candidates to fill any vacancies on the Board; and the establishment, oversight and maintenance of corporate governance processes.

The Governance and Nominating Committee considers potential director nominees from various disciplines and backgrounds. Among the qualifications considered in the selection of candidates are broad experience in business, finance or administration; familiarity with national and international business matters; familiarity with the Company’s industry; and prominence and reputation.

Stockholders are able to recommend individuals to the Governance and Nominating Committee for consideration as potential director nominees by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s common stock for at least one year as of the date such recommendation is made. Recommendations should be submitted to:

Governance and Nominating Committee
c/o Corporate Secretary
NovaRay Medical, Inc.
39655 Eureka Drive
Newark, California 94560

Assuming that the appropriate information is included on a timely basis, the Governance and Nominating Committee will consider stockholder-recommended candidates applying the same procedures and criteria used to consider candidates identified by the Board.

For additional information relating to the Governance and Nominating Committee, see the Governance and Nominating Committee Charter, which is available under our “Investors” page on our Web site at www.novaraymedical.com.

Director Compensation

Our compensation program for non-employee directors is designed to attract and retain qualified directors by offering compensation that is competitive with similar companies and recognizes the time, expertise and accountability required by Board service. For the fiscal year ended December 31, 2008, each non-employee director earned the following compensation:

•	An annual cash payment for Board membership of $7,500, or $10,000 for serving as chairman of the Board of Directors.

•	An annual cash payment of $10,000, $7,500 and $5,000 for serving as chairman of the Audit, Compensation or Nominating and Corporate Governance Committees, respectively.

•	A cash payment of $2,000 for each in-person board meeting and $1,000 for each telephonic board meeting.

•	A cash payment of $1,000 for each in-person committee meeting and $500 for each telephonic committee meeting.

•	A one-time grant of options to purchase shares of common stock under the Company’s 2008 Stock Incentive Plan, which vests 25% on the date of grant, and monthly over a three-year period, as follows:

Chairman of the Board	90,000
Board Member	45,000
Audit Committee Chairman	60,000
Audit Committee Member	30,000
Compensation Committee Chairman	45,000
Compensation Committee Member	22,500
Governance Committee Chairman	30,000
Governance Committee Member	15,000

There were no option awards granted to directors and no compensation cost recognized for any option awards granted to directors during the fiscal year ended December 31, 2008.

We reimburse directors for all reasonable out of pocket expenses incurred for attending board and committee meetings.

The following table outlines the compensation for the Company’s non-employee directors during the fiscal year ended December 31, 2008.

2008 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Total ($)
David Dantzker	34,250	34,250
David Foster	20,500	20,500
George Hersbach	31,750	31,750
Lynda Wijcik	37,000	37,000

DIRECTORS AND EXECUTIVE OFFICERS

Our senior management is composed of experienced individuals with significant management experience. As of March 31, 2009, our executive officers, and directors were:

Name	Age	Position
Marc C. Whyte (1)	57	Director, President & Chief Executive Officer
William Frederick	45	Chief Financial Officer
Jack E. Price (2)	64	Director
Edward G. Solomon	55	Director, Chief Technical Officer
Lynda L. Wijcik	56	Chairman of the Board of Directors
David Dantzker, M.D.	66	Director
George J.M. Hersbach	57	Director
David J. Foster	51	Director

(1)	Mr. Whyte was appointed as President and Chief Executive Officer effective March 1, 2009.

(2)	Mr. Price served as our President and Chief Executive Officer during fiscal 2008 through February 2009. He remains a director and a consultant to the Company.

Mr. Frederick joined the Company in December 2008 as our Chief Financial Officer. Prior to joining NovaRay, he served as Senior Vice President, Chief Financial Officer and Corporate Secretary for Pharsight Corporation from April 2006 through November 2008. Prior to his role at Pharsight, Mr. Frederick was Chief Financial Officer at Versata, Inc., a business rules management systems vendor. Mr. Frederick also served as interim chief executive officer at Versata in 2005 and was responsible for the successful sale of Versata to Trilogy Software in January 2006. Prior to Versata, Mr. Frederick was Vice President of Finance at Clarent Corporation, a leading provider of voice solutions for next generation networks, where he developed a global financial infrastructure to support the company's quarterly revenue growth from $20 million to $60 million within one year. Mr. Frederick joined Clarent after facilitating the $215 million merger of ACT Networks, a developer and manufacturer of broadband access equipment. Prior to ACT, Mr. Frederick was the Chief Financial Officer of IAM.com, a start-up internet portal company, where he was responsible for raising approximately $50 million in equity capital to fund the company's growth. Mr. Frederick joined IAM.com after working in the finance department at The Walt Disney Company.

Family Relationships

None.

Involvement in Certain Legal Proceedings

There have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of the Company during the past five years.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal accounting officer or controller, or persons performing similar functions. We have posted our code of ethics on our web site at www.novaraymedical.com under the “Investors” section entitled “Code of Business Conduct and Ethics.”

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”) requires the Company’s directors and officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of the copies of the forms received by it during the fiscal year December 31, 2008 and written representations that no other reports were required, the Company believes that no persons who, at any time during such fiscal year, was a director, officer or beneficial owner of more than 10% of our Common Stock failed to comply with all Section 16(a) filing requirements during such fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Triple Ring Technologies, Inc.

On December 19, 2007, we entered into a Professional Services Agreement with Triple Ring Technologies, Inc. (“Triple Ring”) to perform ongoing product development work, final assembly and test for the cardiac imaging system. As partial consideration for these services, NovaRay, Inc. agreed to issue a warrant to Triple Ring to purchase 444,000 shares of NovaRay, Inc. common stock pursuant to a Warrant to Purchase Shares of NovaRay, Inc. dated as of December 19, 2007. Pursuant to a merger agreement dated December 26, 2007 (the “Merger Agreement”) in which NovaRay, Inc. merged with and into a wholly owned subsidiary of the Company (the “Merger”), we assumed the warrant and the warrant became exercisable for 1,332,000 shares of our common stock. The warrant will not be exercisable until our acceptance of the deliverables from Triple Ring in accordance with the terms of the Professional Services Agreement. The exercise price for the warrant is established based on the timing of acceptance of such deliverables as set forth below:

Date of Acceptance of the Deliverables	Exercise Price per Share
On or prior to March 30, 2009	$0.06
On or after March 31, 2009 but on or prior to July 30, 2009	$0.15
On or after July 31, 2009 but on or prior to December 30, 2009	$1.33
On or after December 31, 2009 but on or prior to February 28, 2010	$2.67

In the event our acceptance of the deliverables does not occur by February 28, 2010, the warrant shall terminate and not be exercisable.

The following directors, officers and stockholders of the Company hold the following equity ownership interests in Triple Ring:

Name	NovaRay Medical Affiliation	Triple Ring Ownership Interest
Marc Whyte	President & CEO, Director, Stockholder	21.15%
Edward Solomon	CTO, Director, Stockholder	21.15%
Joseph Heanue	Stockholder	21.15%
Augustus Lowell	Stockholder	21.15%
Brian Wilfey	Stockholder	15.40%

During the fiscal years ended December 31, 2007 and 2008, the Company recorded research and development expense of approximately $314,000 and $11.8 million, respectively, in connection with the Professional Service Agreement with Triple Ring. During the fiscal years ended December 31, 2007 and 2008, the Company recorded general and administrative expense of $386,000 and $99,000, respectively, in connection with payments to Triple Ring. The Company paid Triple Ring $35,000 per month in 2007 for executive services including the services of Marc C. Whyte and Edward G. Solomon, as well as other personnel of Triple Ring. The directors, officers and stockholders of the Company have no financial interest in this transaction except to the extent of their ownership interest in Triple Ring.

On December 27, 2007, we issued Series A Warrants to purchase 1,648,960 shares of our common stock at an exercise price of $4.25 per share pursuant to a Series A Preferred Stock Purchase Agreement dated

December 27, 2007 by and among the Company and certain investors. The following related parties are holders of Series A Warrants to purchase a total of 359,513 shares of our common stock.

Name	Number of Series A Warrants
BioBridge LLC (1)	33,044
Lynda Wijcik	40,646
Wheatley MedTech Partners, LP (2)	47,544
W Capital Partners II, L.P.	147,647
Heartstream Capital B.V. (3)	90,632

359,513

(1)	Linda Wijcik is Managing Partner at BioBridge LLC

(2)	David Dantzker is a partner at Wheatley MedTech Partners, LP

(3)	George Hersbach is the founder, chairman and CEO of the Heartstream Group

Newark Office Lease

Triple Ring acted as guarantor for approximately $2 million of future minimum lease payments for 2009 through 2013 and other monies due under the lease for the Company’s office space located at 39655-39677 Eureka Drive, Newark, California. During 2008, the Company sub-leased a portion of its headquarters facility to Triple Ring for 41.5% of the rent paid. On March 12, 2009, the Company and Triple Ring entered into an Assignment and Assumption of Lease Agreement under which the Company assigned its interest in the office lease and Triple Ring assumed the Company’s obligations under the office lease. Concurrently, the Company and Triple Ring entered into a Sublease Agreement (“Sublease Agreement”) whereby the Company would sublease 58.5% of the premises under the lease term through July 2013. Under the Sublease Agreement, the Company will pay a portion of the base rent totaling approximately $1.1 million, additional rent pro-rated to cover the subleased space and its share of operating expenses. All the terms and conditions set forth in the office lease are in effect and binding upon the Company and Triple Ring, as subtenant and sublandlord, respectively. The Sublease Agreement is contingent upon approval of the landlord which has 20 days to provide such consent under the terms of the office lease. As noted in the paragraph above labeled “Triple Ring Technologies, Inc.” certain directors, officers, and stockholders of the Company, have an equity ownership interest in Triple Ring.

Payments to Jack Price & Associates

NovaRay, Inc. paid Jack Price & Associates $87,000 and $24,000 in consulting fees for the years ended December 31, 2007, and December 31, 2006, respectively. There were no payments made to Jack Price and Associates during the year ended December 31, 2008 although Jack Price received compensation from the Company as President and Chief Executive Officer of the Company during the year ended December 31, 2008. Jack Price, director and former President and Chief Executive Officer of the Company, is a beneficial owner of Jack Price & Associates.

Restricted Stock Purchase Agreement

The Company is a party to a restricted stock purchase agreement dated October 23, 2006 (the “Restricted Stock Purchase Agreement”), with Jack Price, former President and Chief Executive Officer of the Company, whereby Mr. Price has purchased 642,000 shares the Company’s common stock (the “Restricted Stock”). In accordance with the terms of the Restricted Stock Purchase Agreement, the restricted stock began vesting on November 1, 2006, and was approximately 52% vested on December 31, 2008. From the date of November 1, 2007, the restricted stock shall vest in equal monthly installments over three years so long as Mr. Price continues to provide services to the Company. Upon an event constituting a change of control, the restricted stock will become fully vested. The purchase price and valuation of the restricted stock were based on market conditions, the value of the Company’s assets and its general financial position at the time of the restricted stock sale, and the price of recent sales of the Company’s securities.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee of the Board has selected BDO Seidman, LLP (“BDO”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2009. The Audit Committee pre-approves and reviews all audit and non-audit services provided by BDO. In considering the services to be provided by BDO, the Audit Committee considered whether the provision of non-audit services is compatible with maintaining the independence of BDO.

For additional information relating to the Audit Committee, see the charter of the Audit Committee, which is available under our “Investors” page on our Web site at www.novaraymedical.com.

A representative of BDO is expected to be available at the meeting and be available to respond to questions and, if he or she desires, to make a statement. No representative of Paritz and Company, P.A., the Company’s prior independent public accounting firm is expected to be available at the meeting.

The Board recommends a vote FOR the appointment of BDO Seidman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

If the appointment is not ratified, the Audit Committee will consider this an indication to select other auditors for the following fiscal year. Ratification of the appointment of BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009, requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting.

On September 23, 2008, the Audit Committee and the Board dismissed Paritz and Company, P.A. (“Paritz”) as the Company’s independent registered public accounting firm. In the report of Paritz on the financial statements of the Company for the years ending December 31, 2007 and 2006 appearing in our Form 10-KSB for the year ending December 31, 2007, Paritz stated, “As described in Note 2, “Restatement of Financial Statements”, the Company has restated previously issued financial statements as of December 31, 2007 and 2006 and for the years then ended.” In addition, the report of Paritz on the financial statements of the Company as of December 31, 2006 and for the period from inception (June 7, 2005) to December 31, 2006 and for the year then ended, Paritz stated,” As discussed in Note 1 to the financial statements, the Company’s recurring losses from operations raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 1. The 2006 financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the two most recent fiscal years and any subsequent interim period, there were no disagreements with Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Paritz would have caused it to make reference to the subject matter of such disagreements in reports on the financial statements.

On September 23, 2008, the Audit Committee of the Board and the Board engaged BDO as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2008, and the stockholders ratified such appointment at the 2008 annual stockholder meeting held on November 20, 2008. During the two most recent fiscal years and any subsequent interim period, the Company has not consulted with BDO regarding (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or the type of audit opinion BDO might render on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Accounting Fees

Gruber & Company LLC (“Gruber”) was the independent registered public accounting firm for Vision Acquisition I, Inc. until February 13, 2008. Paritz was the independent registered public accounting firm for the Company until September 23, 2008. BDO was the independent registered public accounting firm for the Company since September 23, 2008.

The following table shows the fees paid or accrued by the Company for the audit and other services provided by (i) Paritz or BDO for the fiscal year ended December 31, 2007 and (ii) BDO for the fiscal year ended December 31, 2008.

	Fiscal Year
	2008	2007
Audit fees	$125,530	$18,000
Audit-related fees	—	—
Tax fees(1)	7,677	5,000
All other fees	—	—

Total	$133,207	$23,000

(1)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advisory and tax planning. These services include assistance regarding federal, state and international tax compliance and tax planning.

Audit Committee’s Pre-Approval Process

All audit services and permissible non-audit services (including the fees and terms thereof) to be performed by the Company’s independent registered public accounting firm will be pre-approved by the Audit Committee, with exceptions provided for de minimis amounts under certain circumstances as permitted by law; provided, however, that: (a) the Audit Committee may delegate to one (1) or more members the authority to grant such pre-approvals if the pre-approval decisions of any such delegate member(s) are presented to the Audit Committee at its next-scheduled meeting; and (b) all approvals of non-audit services to be performed by the independent registered public accounting firm must be disclosed in the Company’s periodic reports if required by Section 13(a) of the Act.

Paritz services and fees were not pre-approved by the Audit Committee, which was formed subsequent to Paritz’s engagement by the Company. All BDO services and fees during the fiscal year ended December 31, 2008 were pre-approved by the Audit Committee.

EXECUTIVE COMPENSATION

2008 Summary Compensation Table

The following table sets forth compensation information for the Company’s principal executive officer and the two most highly-compensated executive officers other than the principal executive officer as of December 31, 2008, whom we refer to as named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Jack E. Price	2008	325,000	5,000	—	330,000
President and Chief Executive Officer	2007	—	—	87,000	87,000

Marc C. Whyte (1)	2008	310,000	—	—	310,000
Chief Financial Officer and Chief Operating Officer	2007	—	—	—	—

Edward G. Solomon	2008	285,000	—	—	285,000
Chief Technical Officer	2007	—	—	—	—

(1)	Mr. Whyte ceased being Chief Financial Officer in December 2008. On March 1, 2009, Mr. Whyte became the Company’s President and Chief Executive Officer.

Employment Agreements

The following employment agreements outline the base compensation and if applicable, an annual performance based cash bonus percentage for each named executive officer (“NEO”) during the fiscal year ended December 31, 2008. In addition, the employment agreements with each of the NEO’s provide for a severance package upon termination without cause (as defined in the employment agreements) or resignation for good reason (as defined in the employment agreements) within twelve (12) months of a change in control.

Jack E. Price. On December 19, 2007, the Company entered into an employment agreement with Jack Price, the Company’s Director, former President and Chief Executive Officer, which provides him an annual salary of $325,000.

Marc C. Whyte. On December 19, 2007, the Company entered into an employment agreement with Marc Whyte, the Company’s Director, President and Chief Executive Officer, which provides him an annual salary of $310,000.

Edward G. Solomon. On December 19, 2007, the Company entered into an employment letter agreement with Edward G. Solomon, the Company’s Director and Chief Technical Officer, which provides him an annual salary of $285,000.

Pursuant to Messrs. Price, Whyte and Solomon’s employment agreements, if the Company terminates their employment without cause, each will be entitled to (i) 12 months of base salary, plus (ii) accelerated vesting of the stock options held by them that would have vested within two years of such termination. In addition, if within one year of certain changes of control, their employment is terminated without cause or they resign under certain circumstances, each will be entitled to (i) 12 months of base salary, plus (ii) accelerated vesting of all stock options held by each of them.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our common stock, as of March 31, 2009, by:

•	each beneficial owner of 5% or more of the currently outstanding shares of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 31, 2009, are deemed outstanding, but such shares are not deemed outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Certain information in the table was obtained from filings made with the SEC pursuant to Section 13(g) of the Exchange Act. Except as otherwise indicated, the address of each of the persons in this table is c/o NovaRay Medical, Inc., 39655 Eureka Drive, Newark, California 94560.

Each stockholder’s percentage ownership is based on 9,767,853 shares of our common stock outstanding as of March 31, 2009.

Name of Beneficial Owner	Shares		Percent of Class
Holders of More than 5%
Wheatley MedTech Partners, L.P. (1)	1,918,845		19.64%
W Capital Partners II, L.P. (2)	1,101,000		11.27%
BioBridge LLC (3)	945,489		9.68%
Fountainhead Capital Partners Limited (4)	1,803,732		17.40%

Directors and Executive Officers
David Dantzker	1,986,479	(5)	20.20%
Jack Price	642,000	(6)	6.57%
Edward Solomon	416,231	(7)	4.25%
Marc Whyte	433,231	(8)	4.41%
Lynda Wijcik	2,612,520	(9)	26.54%
George J. M. Hersbach	519,677	(10)	5.29%
David Foster	31,172	(11)	* %
All executive officers and directors as a group (8 persons)	6,641,310		65.81%

*	Represents less than 1%.

(1)	In addition to holding1,918,845 shares of our common stock, Wheatley MedTech Partners, L.P. also holds: (i) a Series A Warrant to purchase 47,544 shares of our common stock at an exercise price of $4.25 per share and (ii) 142,632 shares of our Series A Convertible Preferred Stock. David Dantzker, a voting member of Wheatley MedTech Partners LLC (the general partner of Wheatley MedTech Partners, L.P.) and a director of the Company, and each of Barry Rubenstein, Irwin Lieber, Barry Fingerhut, Jonathan Lieber, Seth Lieber and Nancy Casey, who are each voting members of Wheatley MedTech Partners LLC, have shared investment control and shared voting control over all of these securities. The Series A Warrant and Series A Convertible Preferred Stock referenced in this paragraph are subject to the Series A Warrant Exercise Restriction and the Conversion Restriction (see Note 7 to the Consolidated Financial Statements “Stockholder’s Equity” in our Form 10-K and Exhibit 10.11 to our Form 8-K filed with the SEC on December 28, 2007). The address for this entity is 80 Cuttermill Road, Suite 302 Great Neck, New York 11021.

(2)	In addition to holding 1,101,000 shares of our common stock, W Capital Partners II, L.P. also holds: (i) a Series A Warrants to purchase an aggregate of up to 147,647 shares of our common stock at an exercise price of $4.25 per share and (ii) 442,944 shares of our Series A Convertible Preferred Stock. WCP GP II, L.P., the general partner of W Capital Partners II, L.P., may be deemed to beneficially own the securities described in this paragraph. WCP GP II, L.P. disclaims beneficial ownership of such securities. As the general partner of WCP GP I, L.P., WCP GP II, LLC may be deemed to beneficially own the securities described in this paragraph. WCP GP II, LLC disclaims beneficial ownership of such securities. David Wachter, Robert Migliorino and Stephen Westheimer, members of WCP GP II, LLC, each has shared voting and dispositive power with respect to the securities described in this paragraph. The Series A Warrants and Series A Convertible Preferred Stock referenced in this paragraph are subject to the Series A Warrant Exercise Restriction and the Conversion Restriction. W Capital Partners II, L.P. purchased these securities from AIG Horizon Partners Fund, L.P., AIG Horizon Side-By-Side Fund, L.P., AIG Private Equity Portfolio, L.P., AIU Insurance Company and Commerce and Industry Insurance Company on January 16, 2008. The address for this entity is One East 52nd Street, 5th Floor New York, New York 10022.

(3)	In addition to holding 945,489 shares of our common stock, BioBridge LLC also holds: (i) a Series A Warrant to purchase 33,044 shares of our common stock at an exercise price of $4.25 per share, and (ii) 99,132 shares of our Series A Convertible Preferred Stock. Lynda Wijcik and Alex Barkas, controlling members of BioBridge LLC, exercise shared investment and voting control over all of these securities. The Series A Warrant and Series A Convertible Preferred Stock referenced in this paragraph are subject to the Series A Warrant Exercise Restriction and the Conversion Restriction. The address for this entity is 15941 Overlook Drive Los Gatos, CA 95070.

(4)	Includes (i) 1,203,732 shares of our common stock and (ii) a warrant to purchase 600,000 shares of our common stock at an exercise price of $4.25 per share. Carole Dodge and Giselle Le Mar, directors of Fountainhead Capital Partners Limited, exercise shared investment and voting control over all of these securities. The address for this entity is Portman House, Hue Street St. Helier, Jersey, Channel Islands JE4 5RP.

(5)	Shares of common stock beneficially owned by Dr. Dantzker represent (i) options held by Dr. Dantzker to purchase 67,634 shares of common stock that are exercisable within 60 days of March 31, 2009 and (ii) 1,918,845 shares of our common stock held by Wheatley MedTech Partners, L.P.. In addition to holding such securities, Wheatley MedTech Partners, L.P. also holds a Series A Warrant to purchase 47,544 shares of our common stock at an exercise price of $4.25 per share, and (c) 142,632 shares of our Series A Convertible Preferred Stock. Dr. Dantzker, a voting member of Wheatley MedTech Partners LLC (the general partner of Wheatley MedTech Partners, L.P.) and a director of the Company, and each of Barry Rubenstein, Irwin Lieber, Barry Fingerhut, Jonathan Lieber, Seth Lieber and Nancy Casey, who are each voting members of Wheatley MedTech Partners LLC, exercises shared investment and voting control over all of these securities. The Series A Warrant and Series A Convertible Preferred Stock referenced in this paragraph are subject to the Series A Warrant Exercise Restriction and the Conversion Restriction.

(6)	In accordance with the terms of a Restricted Stock Purchase Agreement dated October 23, 2006, these shares are subject to vesting, with 25% of such shares vesting on October 31, 2007, and the remaining shares vesting in equal monthly installments over three years so long as Mr. Price continues to provide services to the Company. The Restricted Stock Purchase Agreement also includes terms for accelerated vesting upon a change of control or should Mr. Price no longer provide services to the Company in a consulting capacity or as a director.

(7)	Shares of common stock beneficially owned by Mr. Solomon represent (i) options held by Mr. Solomon to purchase 35,000 shares of common stock that are exercisable within 60 days of March 31, 2009 and (ii) 381,231 shares of common stock.

(8)	Shares of common stock beneficially owned by Mr. Whyte represent (i) options held by Mr. Whyte to purchase 52,000 shares of common stock that are exercisable within 60 days of March 31, 2009 and (ii) 381,231 shares of common stock.

(9)	Shares of common stock beneficially owned by Ms. Wijcik represent (i) options held by Ms. Wijcik to purchase 77,031 shares of common stock that are exercisable within 60 days of March 31, 2009, (ii) 945,489 shares of our common stock held by BioBridge LLC and (iii) 1,590,000 shares of our common stock held by Lynda Wijcik. In addition to the foregoing, BioBridge LLC and Ms. Wijcik also hold: (i) a Series A Warrant to purchase 33,044 shares of our common stock held by BioBridge LLC at an exercise price of $4.25 per share, (ii) a Series A Warrant to purchase 40,646 shares of our common stock held by Lynda Wijcik at an exercise price of $4.25 per share, (iii) 99,132 shares of our Series A Convertible Preferred Stock held by BioBridge LLC, and (iv) 121,939 shares of our Series A Convertible Preferred Stock held by Lynda Wijcik. Lynda Wijcik and Alex Barkas, controlling members of BioBridge LLC, exercise shared investment and voting control over all of the securities held by BioBridge LLC. The Series A Warrants and Series A Convertible Preferred Stock referenced in this paragraph are subject to the Series A Warrant Exercise Restriction and the Conversion Restriction.

(10)	Shares of common stock beneficially owned by Mr. Hersbach represent (i) options held by Mr. Hersbach to purchase 61,007 shares of common stock that are exercisable within 60 days of March 31, 2009 and (ii) 458,670 shares of our common stock held by Heartstream Capital B.V. Heartstream Capital B.V. also holds the following securities: (i) warrants to purchase 123,484 shares of our common stock at an exercise price of $4.25 per share, and (ii) 370,454 shares of our Series A Convertible Preferred Stock. George J.M. Hersbach, the President and Chief Executive Officer of Heartstream Capital B.V., and Rene V. Van Der Kwaak, Chief Commercial Officer of Heartstream Capital B.V., each exercises shared investment and voting control over all of these securities. The Series A Warrant and Series A Convertible Preferred Stock referenced in this paragraph are subject to the Series A Warrant Exercise Restriction and the Conversion Restriction.

(11)	Includes options held by Mr. Foster to purchase 31,172 shares of common stock that are exercisable within 60 days of March 31, 2009.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

COMMUNICATING WITH US AND OTHER MATTERS

Communicating with the Board

If you would like to contact the Board, including a committee of the Board, you may write to the following address:

Board of Directors

c/o Corporate Secretary

NovaRay Medical, Inc.

39655 Eureka Drive

Newark, California 94560

All communications will be forwarded to the Board.

Other Communications

If you would like to receive information about the Company, you may use one of these convenient methods:

1.	To have information such as our latest Annual Report on Form 10-K or Quarterly Report on Form 10-Q mailed to you, please call our Investor Relations Department at (510) 619-9200.

2.	To view our home page on the Internet, use our Web site address: www.novaraymedical.com. Our home page provides you access to product, marketing and financial data, job listings, and an on-line version of this proxy statement, our Annual Report on Form 10-K and other filings with the SEC.

If you would like to write to us, please send your correspondence to the following address:

NovaRay Medical, Inc.

Attention: Investor Relations

39655 Eureka Drive

Newark, California 94560

If you would like to inquire about stock transfer requirements, lost certificates and change of stockholder address, please contact our transfer agent, Registrar & Transfer Company, at (800) 866 1340 or by correspondence to the following address:

Registrar & Transfer Company

10 Commerce Drive

Cranford, New Jersey 07016

Of course, as a stockholder, you will continue to receive the Annual Report on Form 10-K and proxy statement.

ANNUAL REPORT

A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material.

NovaRay Medical, Inc. 39655 Eureka Drive Newark, California 94560

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the self-addressed envelope we have provided or return it to NovaRay Medical, Inc., Attention: Corporate Secretary, 39655 Eureka Drive, Newark, California 94560.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:				CIRLG1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
NOVARAY MEDICAL, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR PROPOSAL 2.		☐	☐	☐

Vote On Directors

1.	Election of Directors

The Board of Directors recommends a vote FOR the listed nominees.

Nominees:

(01) David Dantzker, M.D. (05) Edward G. Solomon (02) David J. Foster (06) Marc C. Whyte (03) George J.M. Hersbach (07) Lynda L. Wijcik (04) Jack E. Price

Vote On Proposal

	The Board of Directors recommends a vote FOR the following proposal:					For	Against	Abstain

2.	Ratification of the appointment of BDO Seidman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.					☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy is revocable at any time before it is exercised.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please sign exactly as name(s) appear(s) on this proxy card. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Print Name

PROXY

NOVARAY MEDICAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR 2009 ANNUAL MEETING OF

STOCKHOLDERS

The undersigned stockholder of NOVARAY MEDICAL, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 28, 2009, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and hereby appoints Marc Whyte and William Frederick, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2009 Annual Meeting of Stockholders of NOVARAY MEDICAL, INC., to be held on June 4, 2009 at 10:00 a.m. local time at NovaRay Medical, Inc., 39655 Eureka Drive, Newark, California 94560, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE